UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Trinity Place Holdings Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

340 Madison Avenue, Suite 3C
New York, New York 10173
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Trinity Place Holdings Inc., a Delaware corporation (the “Company”), will be held at 77 Greenwich Street, New York, NY on Tuesday, June 28, 2022 beginning at 10:00 a.m. New York City time for the following purposes:
1.
The election of each of Alexander C. Matina and Jeffrey B. Citrin as a Class II member of our Board of Directors by the holders of our common stock and the election of Joanne M. Minieri as a Class II member of our Board of Directors by the holder of our special stock;

2.
The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the calendar year ending December 31, 2022; and

3.
The transaction of such other business, if any, as may properly come before the meeting.

Stockholders of record at the close of business on April 29, 2022 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting.
This year’s Annual Meeting will be held in person. However, in the event it is not possible or advisable to hold our Annual Meeting in person as currently arranged due to a resurgence of Covid-19 or a variant of the virus, we will announce any additional or alternative arrangements for the Annual Meeting, which may include a change in venue, a virtual-only Annual Meeting or methods for stockholders to access the Annual Meeting remotely via conference call or webcast. If we take one of these steps, we will approve the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us. Please monitor our website and our filings with the Securities and Exchange Commission for updated information. If you are planning to attend our Annual Meeting, please be sure to check our website for any updates in the days before our Annual Meeting. As always, we encourage you to vote your shares prior to the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, please vote your shares by proxy. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form by completing, signing, dating and mailing your proxy card or voting instruction form in the envelope provided. Any stockholder attending live may vote at the Annual Meeting, even if you already returned a proxy card or voting instruction form or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other agent.
By order of the Board of Directors,
/s/ Richard G. Pyontek

Richard G. Pyontek
Corporate Secretary
New York, New York
April 29, 2022

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on June 28, 2022:
Our Proxy Statement and Annual Report to Stockholders
will be available on or about April 29, 2022 on our website at www.trinityplaceholdings.com under the Investor Relations tab or through www.proxyvote.com.
YOUR VOTE IS IMPORTANT

i

340 Madison Avenue, Suite 3C
New York, New York 10173
PROXY STATEMENT
This proxy statement is furnished to stockholders of Trinity Place Holdings Inc. (the “Company” or “Trinity”) in connection with the solicitation of proxies, in the accompanying form, by our Board of Directors (the “Board of Directors” or “Board”) for use in voting at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in person at 77 Greenwich Street, New York, NY, on Tuesday, June 28, 2022, at 10:00 a.m. New York City time, and at any adjournment or postponement thereof.
We expect our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), will be made available to stockholders on or about April 29, 2022 on our website at www.trinityplaceholdings.com under the Investor Relations tab or through www.proxyvote.com.
FREQUENTLY ASKED QUESTIONS ABOUT
OUR PROXY MATERIALS AND THE ANNUAL MEETING
Q:
Why am I receiving these materials?

A:
You are receiving these materials because you were a stockholder of Trinity Place Holdings Inc. at the close of business on April 29, 2022, the date for determining those persons entitled to notice of, and to vote at, the Annual Meeting.

Q:
Why did I receive a notice in the mail or by e-mail about the Internet availability of proxy materials instead of a full set of the materials?

A:
Under rules adopted by the Securities and Exchange Commission (the “SEC”), we have the ability to furnish our proxy materials over the Internet if we send each stockholder of record and each beneficial owner a written notice that the materials are available over the Internet. All stockholders will have the ability to access our proxy materials on the website specified in the notice, free of charge, or to request that a printed set of the materials be sent to them. Instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials may be found in the notice. Stockholders may also request to receive proxy materials electronically by e-mail on an on-going basis.

Q:
Who can vote?

A:
The right of the holders of our securities to vote at the meeting is as follows:

Election of two directors by the holders of our common stock.   The first proposal to be considered at the meeting is the election of each of Alexander C. Matina and Jeffrey B. Citrin as a Class II member of the Board of Directors by the holders of our common stock. All persons that own shares of our common stock directly in their name as the stockholder of record are entitled to cast one vote for each share owned. As of April 29, 2022, there were 36,850,373 shares of common stock outstanding and entitled to vote.
Election of one director by the holder of our special stock.   The matter to be considered at the meeting by the holder of our special stock is the election of Joanne M. Minieri as a Class II member of the Board of Directors. The holder of the special stock is entitled to cast one vote for each share owned. As of April 29, 2022, there was 1 share of special stock outstanding and entitled to vote.
All other matters.   The holders of common stock will have the right to vote on all other matters properly brought before the meeting. With respect to these matters, each holder of record of common stock as of the record date will be entitled to one vote for each share held.

If you are a beneficial owner of stock who holds shares indirectly, such as through a broker, bank or other nominee, you should follow instructions from the record owner of your shares in order to vote your shares.
Stockholder of Record: Shares Registered in Your Name
If, on April 29, 2022, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on April 29, 2022, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
Q:
What if my shares are registered in more than one person’s name?

A:
If you own shares that are registered in the name of more than one person, each person must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, the full title of the person signing the proxy must be given and a certificate must be furnished showing evidence of appointment.

Q:
What am I voting on?

A:
Holders of common stock are being asked to vote on the following proposals:

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The election of each of Alexander C. Matina and Jeffrey B. Citrin as a Class II member of our Board of Directors;

•
The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022; and

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Such other business, if any, as may properly come before the meeting.

The holder of special stock is being asked to vote on the election of Joanne M. Minieri as a Class II member of the Board of Directors.
As of the date of this proxy statement, the Board knows of no other matters that will be brought before the Annual Meeting.
Q:
How do I vote?

A:
•For the election of each director nominee, you may vote “For” or “Withhold” your vote.

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For the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.
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If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on June 27, 2022, to be counted.

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To vote over the Internet, go to www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on June 27, 2022, to be counted

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote by proxy is submitted to your broker, bank or other agent. Alternatively, you may vote by proxy by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
Q:
What happens if I don’t give specific voting instructions on my proxy card?

A:
If you are a stockholder of record and submit a signed proxy card or submit your proxy by telephone or over the Internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board. If currently unanticipated matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

If you hold your shares in street name with a broker, bank or other nominee and do not provide specific voting instructions, the broker, bank or other nominee holding your shares can generally vote the shares on routine matters, but cannot vote the shares on non-routine matters. At the Annual Meeting, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm is considered a routine matter, and the other proposals which are scheduled to be voted on, or which may be properly presented at the meeting for a vote, are considered non-routine matters. If the broker, bank or other nominee holding your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee holding your shares will inform the inspector of elections that it does not have authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Shares represented by broker non-votes will be counted in determining the existence of a quorum, but are not deemed entitled to vote and, therefore, will have no effect on the outcome of the voting and such broker non-votes will not be included in the number of shares present in person or by proxy and entitled to vote on the matter from which the number of votes required for approval is calculated.
Q:
Can I change my mind after I vote?

A:
Yes, you can change your vote at any time before the polls close at the Annual Meeting. There are four methods by which you can effect a change in your vote:

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Vote again by telephone or over the Internet prior to 11:59 p.m., Eastern Standard Time, on June 27, 2022;

•
Give timely written notice to the Corporate Secretary at the address of our principal executive offices specified on the first page of this proxy statement;

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Submit another properly completed proxy card with a later date; or

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Attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
Q:
How many shares must be present to conduct business at the Annual Meeting?

A:
If the single outstanding share of special stock as well as a majority of the outstanding shares of common stock entitled to vote at the meeting are present in person or by proxy, sufficient shares will be present at the Annual Meeting to conduct business on all proposals. This is typically referred to as the quorum requirement. Broker non-votes and properly executed proxies marked “abstain” with respect to matters subject to a stockholder vote will be counted for purposes of determining whether there is a quorum.

Q:
How many votes are needed to elect directors?

A:
At the Annual Meeting, the holders of our common stock will be asked to vote on the election of two directors and the holder of our special stock will be asked to vote on the election of one director. Directors will be elected by a plurality of the votes cast, either in person or by proxy. Stockholders cannot cumulate votes in the election of directors. Abstentions and broker non-votes have no effect on the outcome of director elections. Accordingly, if a quorum is present and assuming no director nominations by stockholders at the Annual Meeting, the three nominated directors will be elected for the terms described in these proxy materials.

Q:
How many votes are needed to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm?

A:
Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to the ratification of the appointment of our independent registered public accounting firm will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” the ratification of the appointment of our independent registered public accounting firm, they will have the same effect as negative votes or votes against the matter. As noted above, the ratification of the appointment of BDO USA, LLP is considered a routine matter under applicable rules, and therefore no broker non-votes are expected in connection with this proposal.

Q:
Who will pay the cost of soliciting votes for the Annual Meeting?

A:
We will pay the cost of preparing, assembling, printing, mailing and distributing our proxy materials. The solicitation of proxies or votes may be made by mail, in person, by telephone, by electronic and facsimile transmission or similar methods by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, we may reimburse the Transfer Agent, brokerage firms and other persons representing beneficial owners of shares of our common stock for their expenses in forwarding solicitation material to such beneficial owners.

Q:
Is my vote confidential?

A:
Yes. We encourage stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed by the inspector of election except where disclosure is required by applicable law, disclosure of your vote is expressly requested by you or we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to us from time to time and publicly announced following the Annual Meeting.

Q:
Why did I receive more than one set of printed materials?

A:
If you received more than one set of printed materials, then you have multiple accounts with brokers or our Transfer Agent. Please vote all of these shares. We also recommend that you contact your broker or our Transfer Agent, as applicable, to consolidate as many accounts as possible under the same name and address. Our Transfer Agent is American Stock Transfer & Trust Company, LLC, which can be contacted by telephone at (718) 921-8300.

Q:
How do I get electronic access to the proxy materials?

A:
Our proxy statement and Annual Report are available on our website at www.trinityplaceholdings.com under the Investor Relations tab and at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials provides detailed instructions regarding how to view the proxy materials on the Internet, to execute a proxy and to instruct us to send future proxy materials to you electronically by e-mail. Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meeting on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary results at the Annual Meeting and publish preliminary, or final if available, results in a Current Report on Form 8-K within four business days after the Annual Meeting.

MATTERS SUBMITTED TO STOCKHOLDERS
PROPOSAL 1 — ELECTION OF DIRECTORS
Under our Certificate of Incorporation, the Board is divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Each director serves for a term ending on the date of the second annual meeting following the annual meeting at which such director was elected and until the election and qualification of his or her respective successor in office. The Board has set the size of the Board at six members and we currently have six members on our Board of Directors. There are no familial relationships among our directors or executive officers.
The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Alexander C. Matina and Jeffrey B. Citrin to stand for election as Class II directors at the Annual Meeting, to hold office until the annual meeting of stockholders in 2024 and until their respective successors are duly elected and qualified or their earlier resignation or removal.
The holder of the Company’s special stock is entitled to elect the third Class II director, and is expected to elect Joanne M. Minieri as the “Special Stock Director” defined in the Company’s Certificate of Incorporation, to hold office until the annual meeting of stockholders in 2022 and until her successor is duly elected and qualified or her earlier resignation or removal. The Company’s Certificate of Incorporation provides that on the first date that Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund (“Third Avenue”), no longer meets the Special Stock Ownership Threshold of 2,345,000 shares of common stock, the term of the Special Stock Director will automatically terminate, the person formerly holding such directorship will cease to be a director of the Company and the size of the Board of Directors will be automatically reduced by one directorship. Immediately following such reduction, the size of the Board of Directors will automatically be increased by one directorship, which will be a director elected by the holders of common stock.
Each nominee has indicated to us that he or she will serve if elected. We do not anticipate that any nominee will be unable to stand for election, but, if that happens, your proxy will, if applicable, be voted in favor of another person nominated by the Board of Directors.
Director Biographies
Biographical information regarding each Class II director nominee proposed for election by the holders of common stock and the holder of special stock at the Annual Meeting is set forth below. The age of each nominee is as of the date of the Annual Meeting.
Class II Directors Elected by Holders of Common Stock (term expiring in 2024)
Name of Director	Age	Business Experience and Other Information
Alexander C. Matina	45
Mr. Matina has served as a director of the Company since 2013 and is the Chairman of the Board. He is the Vice President of Investments for MFP Investors, LLC, the family office of Michael F. Price, which has a value-investing focus across public and private markets. Mr. Matina also serves as a director of S&W Seed Company, a publicly traded agricultural company, and TGI Fridays, a private casual dining company. In addition, he also serves on the board of Crowheart Energy LLC, a private energy company with assets in Wyoming.

Qualifications and Skills:   Mr. Matina brings a strong finance background to the Company, including experience with bankruptcies and private equity. Prior to joining MFP Investors, LLC in 2007, Mr. Matina served in various roles at Balance Asset Management, a multi-strategy hedge fund, and as a senior associate at Altus Capital Partners, a middle market private equity fund. He was previously a principal at 747 Capital, a private equity fund-of-funds, and a financial analyst at Salomon Smith Barney in the financial sponsors group of the investment banking division.

Name of Director	Age	Business Experience and Other Information
Jeffrey B. Citrin	64
Mr. Citrin has served as a director of the Company since 2018. Mr. Citrin currently serves as Managing Principal of Hectad Strategic Partners, a private investment firm he founded in 2021. Prior to founding Hectad Strategic Partners, Mr. Citrin served as Chairman/Senior Advisor of Square Mile Capital Management LLC, a private institutionally backed New York-based investment firm which focuses on real estate and real estate related opportunities, which Mr. Citrin founded in 2006. Mr. Citrin served as Square Mile’s Co-Managing Principal until July 2017. Prior to founding Square Mile, Mr. Citrin served as President of Blackacre Capital Management LLC which he cofounded in 1994. Blackacre (now Cerberus Institutional Real Estate) is the dedicated real estate arm of global investment firm Cerberus Capital Management LP. Prior to cofounding Blackacre, Mr. Citrin was a Managing Director at Oppenheimer & Co. Inc. where he served as head of the firm’s Commercial Mortgage Investment Unit through which Oppenheimer conducted its commercial mortgage and real estate principal activities. From 1991 through 1993, Mr. Citrin served as a Vice President at First Boston (now Credit Suisse) where he was a founding member of the firm’s Real Estate Principal Group, and from 1986 through 1991 Mr. Citrin was a Vice President in the Real Estate Investment Banking Unit of Chemical Bank (now JP Morgan Chase). From 1983 through 1986, Mr. Citrin worked at the New York law firms of Proskauer Rose LLP and Kelley Drye & Warren LLP as an attorney in each firm’s respective real estate department.

Mr. Citrin currently serves as a Co-Chairman of the Board of Overseers of the Hood Museum of Art, and as a member of the Board of Directors of Tanger Factory Outlet Centers, Inc. (NYSE: SKT), the Real Estate Roundtable, the Urban Land Institute and the Board of Advisors of the Hospital for Special Surgery.

Qualifications and Skills:   Mr. Citrin has extensive experience in real estate investment and finance, with particular expertise in investment sourcing, structuring, asset management, workouts and capital formation.

Class II Director Elected by Holder of Special Stock (term expiring in 2022)
Name of Director	Age	Business Experience and Other Information
Joanne M. Minieri	62
Ms. Minieri has served as a director of the Company since 2013. Ms. Minieri serves as the “Special Stock Director”, who is elected by the holder of the special stock pursuant to our Certificate of Incorporation. She was appointed by Third Avenue, the holder of the special stock and a major investor in the Company, but is not affiliated with Third Avenue. She is a Senior Executive Vice President of RXR Realty and the Chief Operating Officer of RXR Development Services and RXR Construction and Development and serves as a member of the board of directors and audit committee of Virtu Financial, Inc., a public company listed on NASDAQ.

Name of Director	Age	Business Experience and Other Information

Qualifications and Skills:   Ms. Minieri has extensive experience in real estate development, as well as a deep knowledge of accounting, particularly in the field of real estate. Prior to her position with RXR, Ms. Minieri served as the Deputy County Executive and Commissioner of Economic Development and Planning for Suffolk County from April 2012 until July 2016. Previously, Ms. Minieri served as President and Chief Operating Officer of Forest City Ratner Companies (FCRC), a wholly owned subsidiary of Forest City Enterprises. She originally joined FCRC as its Chief Financial Officer in 1995, and was promoted to Executive Vice President and Chief Operating Officer in 1998 and to President and Chief Operating Officer in 2007. Ms. Minieri is a certified public accountant.

Biographical information regarding our other directors, all of whom are Class I directors, is set forth below. The age of each director is as of the date of the Annual Meeting.
Class I Directors Elected by Holders of Common Stock (term expiring in 2023)
Name of Director	Age	Business Experience and Other Information
Alan Cohen	85	Mr. Cohen has served as a director of the Company since 2012. Mr. Cohen is the Chairman of business advisory firms Abacus Advisors LLC and Alco Capital Group LLC.

Qualifications and Skills:   Mr. Cohen has more than 30 years’ experience working with businesses in all aspects of their management and operations, serving as a consultant and advisor to numerous Fortune 500 companies and many leading banks and financial institutions. Mr. Cohen is an expert in retail investments and intellectual property and has many years of experience in restructuring businesses. He has been an active participant in seminars on turnaround management and has lectured extensively on restructuring and asset-based lending. Mr. Cohen has served as a trustee, chief restructuring officer, and consultant in various Chapter 11 cases, state court proceedings, and out-of-court restructurings for companies including The Towers Financial Corporation, County Seat Stores, 47th Street Photo, Russ Togs and Aileen, Inc.

Matthew Messinger	50	Mr. Messinger has been our President and CEO since 2013 and has served as a director of the Company since 2016.

Qualifications and Skills:   Prior to joining the Company, Mr. Messinger served as the Executive Vice President and Director of Investment Management at Forest City Ratner Companies (“FCRC”), a wholly owned subsidiary of Forest City Enterprises (“FCE”), where he served for more than 18 years. In this role, Mr. Messinger led the New York Investment Committee of FCRC and served on the Investment Committee and Executive Management Committee of FCE. Mr. Messinger brings extensive development, asset management, finance, strategic planning and tax credit structuring experience across a wide range of asset classes including retail, hotel, residential, office, arena and professional sports teams. Mr. Messinger is a graduate of Wesleyan University in Connecticut. He currently serves as chair of the board and on the finance and the real estate committees of the Children’s Museum of Manhattan, and he is a member or past member of the Real Estate Board of New York (REBNY), the International Council of Shopping Centers (ICSC), Urban Land Institute (ULI), the Low Income Housing Tax Credit Coalition, the New Markets Tax Credit Coalition, and the New York Hospitality Council.

Name of Director	Age	Business Experience and Other Information
Keith Pattiz	69	Mr. Pattiz has served as a director of the Company since 2013. Mr. Pattiz is a partner in the law firm of McDermott Will & Emery LLP, where he serves as head of the real estate group.

Qualifications and Skills:   Mr. Pattiz has extensive experience in a wide range of real estate matters, including commercial leasing, financing, sales and acquisitions, hotel transactions and real estate workout matters. He has provided legal representation to a variety of clients, including major residential, office, hotel and shopping center developers, hotel operators, lending institutions and U.S. and foreign investors. Mr. Pattiz has been recognized in the Best Lawyers in America, Super Lawyers and Chambers USA. In 2020, Mr. Pattiz was recognized by the New York Law Journal as one of its New York Trailblazers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS

CORPORATE GOVERNANCE
Governance Role of the Board of Directors
Our business and affairs are managed under the direction of the Board of Directors, which is our ultimate decision-making body, except with respect to those matters reserved for our stockholders. The Board establishes overall corporate policies, evaluates our Chief Executive Officer and senior leadership team, and acts as an advisor and counselor to management. The Board also oversees our business strategy and planning, as well as the performance of management in executing our comprehensive business plan and managing our day-to-day operations.
Board Leadership Structure
The offices of Chairman of the Board of Directors of the Company and Chief Executive Officer of the Company are separated. Mr. Matina has been appointed as our Chairman of the Board of Directors and Mr. Messinger is our Chief Executive Officer. We do not have a fixed policy with respect to the separation of the offices of the Chairman and Chief Executive Officer of the Company. We believe that the separation of these offices is currently appropriate and that it is in our best interests to make these determinations from time to time.
Board Role in Oversight of Risk
The Board of Directors is responsible for overseeing our executive management team in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities on an ongoing basis as part of its meetings and through the Transaction Committee and Audit Committee. Each member of the management team has direct access to the Board and the Transaction Committee and Audit Committee to ensure that all risk issues are frequently and openly communicated. The Board of Directors closely monitors the information it receives from management and provides oversight and guidance to our executive management team regarding the assessment and management of risk. For example, the Board regularly reviews our critical strategic, operational, legal and financial risks with management to set the tone and direction for ensuring appropriate risk taking within the business.
In addition, financial risks are overseen by our Audit Committee, which meets separately with representatives of our independent auditors to determine whether any material financial risks or any deficiencies in our internal controls over financial reporting have been identified and, if so, the executive management team’s plans to rectify or mitigate these risks. The Audit Committee also oversees risks related to our financial statements, the financial reporting process and accounting matters.
Our Board and Audit Committee have access at all times to our management to discuss any matters of interest, including those related to risk. Those members of our executive management team who are most knowledgeable of the issues facing us also regularly attend Board and Audit Committee meetings to provide additional insight into items being discussed, including risk exposures. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and Audit Committee and affords a free flow of communication regarding risk identification and mitigation.
Director Independence
The Board of Directors has determined that each member of the Board, other than Mr. Messinger, is “independent” in accordance with Section 803A of the NYSE American Company Guide.
Board of Directors Meetings and Attendance
The Board of Directors held seven meetings during 2021. All of the directors attended at least 75% of the total of all meetings of the Board and Board committees on which they served during 2021. Each director is expected to attend annual meetings of stockholders and all of the directors attended last year’s annual meeting.

Board Committees
The Board has four committees: the Audit Committee; the Compensation Committee; the Nominating and Corporate Governance Committee and the Transaction Committee. Each of the committees operates under a written charter. A copy of the committee charters is available on our website at www.trinityplaceholdings.com under the Investor Relations tab and may also be obtained without charge by written request to Investor Relations, Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173.
The current membership of each committee is as follows:
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Transaction Committee
Jeffrey B. Citrin	X			X
Alan Cohen	X	X	Chair
Alexander C. Matina		Chair	X	X
Matthew Messinger
Joanne M. Minieri	Chair	X		X
Keith Pattiz			X	Chair
Audit Committee
The Audit Committee is responsible for fulfilling the Board’s responsibilities as they relate to our financial oversight functions such as accounting policies, internal controls and financial reporting practices. The Board has determined that each of Ms. Minieri and Mr. Citrin is an “audit committee financial expert,” as that term is used in Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). The Board has determined that each of the current members of the Audit Committee meets the criteria for independence set forth in Rule 10A-3 under the Exchange Act and satisfies the other Audit Committee membership requirements specified in Section 803B of the NYSE American Company Guide. The Audit Committee held five meetings during 2021.
Compensation Committee
The Compensation Committee is responsible for the review and approval of executive officer compensation. The Compensation Committee has authority to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates the performance of the Chief Executive Officer in light of those goals and objectives, and determines and approves the compensation level of the Chief Executive Officer based on this evaluation. The Compensation Committee also reviews director compensation and benefits for service on the Board and Board committees and recommends any changes to the Board as necessary.
The Compensation Committee also reviews, approves and, when appropriate, recommends to the Board for approval, incentive compensation plans and equity-based plans. This Committee also administers our incentive compensation plans and equity-based plans, including the designation of employees to whom awards are to be granted and the terms of the delegation of authority to the Chief Executive Officer to make grants, subject to the provisions of each plan.
The Compensation Committee is authorized to retain the services of one or more executive compensation advisors to assist with the establishment and review of our compensation programs and related policies. In 2021, the Compensation Committee did not engage a compensation consultant. The Compensation Committee held one meeting during 2021.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and committee composition. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance practices and procedures, including our Code of Business Conduct and Ethics, and reporting and making recommendations to our Board concerning governance matters. The Nominating and Corporate Governance Committee did not meet during 2021.
Transaction Committee
The Transaction Committee is responsible for reviewing and evaluating our strategic plans; making recommendations to the Board regarding our strategic plans, reviewing, evaluating and approving property acquisitions and dispositions, debt and equity investments, financings and other potential transactions which may come to our attention from internal planning activities or external approaches to us; approving certain transactions with dollar values below specified thresholds; and serving as the pricing committee on corporate securities issuances and repurchases, in each case, in accordance with the parameters set forth in the Transaction Committee charter. The Transaction Committee held one meeting during 2021.
Director Nomination Process
The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including stockholders, as it deems appropriate.
Under the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee will develop criteria for evaluating prospective candidates to the Board and committees, including any specific minimum qualifications and any specific qualities or skills necessary for one or more directors to possess. Among such other criteria as the Nominating and Corporate Governance Committee may from time to time determine appropriate, when the Nominating and Corporate Governance Committee determine that expansion of the Board or replacement of a director, or the establishment or expansion of a committee, or replacement of a committee member, is necessary or appropriate, the Nominating and Corporate Governance Committee will conduct candidate interviews, which may be with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues and other matters of relevance to the Board or applicable committee, and the willingness and ability of the candidate to engage in meaningful and constructive discussion regarding Company issues. While diversity may contribute to this overall evaluation, it is not considered by the Nominating and Corporate Governance Committee as a separate or independent factor in identifying nominees for director.
We may identify candidates through recommendations made by directors, senior management or other third parties. The Nominating and Corporate Governance Committee will consider director candidates recommended to the Board by stockholders during such times as we are actively considering appointing new directors. Candidates recommended by stockholders will be evaluated based on the same criteria described above.
The Nominating and Corporate Governance Committee will recommend those individuals that they determine should be nominees for election or re-election to the Board at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders, or otherwise appointed to the Board or any committee thereof. Stockholders desiring to suggest a candidate for consideration by the Nominating and Corporate Governance Committee must do so in accordance with our bylaws and the securities laws, and should send a letter to the attention of the Secretary of the Company, at our principal executive offices, 340 Madison Avenue, Suite 3C, New York, New York 10173, and include: (a) a statement that the writer is a stockholder (providing evidence if the person’s shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate’s business and educational experience; (d) information regarding the candidate’s qualifications to be a director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing stockholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected. Because of our small size and the limited need to seek additional directors, there is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by us or the Nominating and Corporate Governance Committee, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.
Review, Approval or Ratification of Transactions with Related Persons
The Board has adopted a written policy for the review and approval of any “related party transaction,” which is defined under the policy as any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we or any of our subsidiaries are or will be a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and one of our executive officers, directors, director nominees (or their respective immediate family members), 5% stockholders or an entity controlled by any of the foregoing or in which any of the foregoing is employed, has or will have a direct or indirect interest, other than the following:
•
Any employment by us of an executive officer of the Company or any of our subsidiaries if (i) the related compensation is reported in our proxy statement under Item 402 of Regulation S-K (generally applicable to “named executive officers”); or (ii) the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in our proxy statement under Item 402 of Regulation S-K if the executive officer was a “named executive officer,” and our compensation committee or comparable body approved (or recommended that the Board approve) such compensation.

•
Any compensation paid to a member of the Board if the compensation is reported in our proxy statement under Item 402 of Regulation S-K.

•
Any transaction with another company at which a related party’s only relationship is as (i) an employee other than an executive officer or director, (ii) a beneficial owner of less than 10%, together with his or her Immediate Family Members, of that company’s outstanding equity, or (iii) in the case of partnerships, a limited partner, if the limited partner, together with his or her immediate family members, has an interest of less than 10% and the limited partner does not hold another position in the partnership.

•
Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer), if the aggregate amount involved does not exceed the greater of $100,000 or two percent of the charitable organization’s total revenues.

•
Any transaction where the related party’s interest arises solely from the ownership of a class of our equity securities and all holders of that class of equity securities received the same benefit on a pro rata basis.

•
Indemnification and advancement of expenses made pursuant to our Certificate of Incorporation or Bylaws or pursuant to any agreement.

Any proposed related party transaction will be reviewed and, if deemed appropriate, approved by the Audit Committee. When practicable, the review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, if deemed appropriate, ratify the transaction. In either case, the Audit Committee will take into account, among other factors deemed appropriate, whether the transaction is on terms no less favorable than terms generally available to an unrelated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Board has also delegated to the Chair of the Audit Committee the authority to approve or ratify related party transactions, subject to reporting at the next Audit Committee meeting any such approval or ratification.
Transactions with Related Persons
There has been no transaction, and no transaction is currently proposed, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.
Director Compensation
The Board has adopted the following director compensation program for its non-employee directors, comprised of (i) annual retainer fees and (ii) chair and committee membership fees. With respect to both annual retainer fees and chair/committee fees, two-thirds are paid in cash and one-third is paid in shares of common stock.
Annual Retainer Fees
•
$53,333 in cash; and

•
$26,667 in shares of our common stock.

Chair and Committee Membership Fees
	Chair ($)	Member ($)
Board of Directors	$15,000	—
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating & Corporate Governance Committee	$8,000	$4,000
Transaction Committee	$11,500	$7,500
All compensation, including cash and shares, is payable on a quarterly basis in arrears, on the first business day of the next succeeding fiscal quarter. With respect to the equity portion of the fees, the grant date is the first business day of the next succeeding fiscal quarter, and the valuation for such grants is the closing price on the last trading day of the prior quarter.
Directors may elect to receive shares of the Company’s common stock in lieu of all of the cash portion of their fees; provided, that such election is made prior to January 1 of the applicable year. Once made, an election will be in effect for succeeding years, unless changed by the director.
Directors do not receive any additional compensation for attending board meetings or board committee meetings. All non-employee members of the Board of Directors are reimbursed for reasonable out-of-pocket costs and expenses incurred in attending meetings of the Board of Directors and its committees.
Directors may elect to defer all, but not less than all, of the equity portion of their annual retainers and chair and committee fees until such time as the director leaves the Board in accordance with our Non-Employee Directors’ Deferral Program (the “Deferral Plan”) on an annual basis. In such case, the director will have a fully vested right to receive the deferred shares at the time that the director ceases to serve as a director. Directors will receive dividend equivalents with respect to the deferred shares, meaning that the directors will receive the right to receive additional shares in lieu of any dividend that would have been paid had the shares not been deferred, based on the stock price at the time the dividends are paid to stockholders. The additional deferred shares also will be paid at the same time the director ceases to serve as a director. As of December 31, 2021, the Company had not paid a dividend. As of December 31, 2021, a total of 284,913 shares have been deferred under the Deferral Plan.
Shares of common stock, whether or not deferred, are granted to non-employee directors pursuant to and in accordance with the provisions of the Stock Incentive Plan, and deferrals are made pursuant to the Deferral Plan.
Matthew Messinger, who is both a director and an employee of the Company, does not receive any of the compensation described above.

During the year ended December 31, 2021, our non-employee directors received total compensation as shown in the following table.
	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jeffrey B. Citrin	$—	$95,000	$95,000
Alan Cohen	$67,007	$33,493	$100,500
Alexander C. Matina	$77,674	$38,826	$116,500
Joanne M. Minieri	$71,676	$35,824	$107,500
Keith Pattiz	$—	$95,500	$95,500

(1)
Based on the closing stock price on the day prior to the grant date.

The table below shows the aggregate number of stock awards granted to our non-employee directors for the year ended December 31, 2021.
Stock Awards (In Shares)(1)
Jeffrey B. Citrin	47,642
Alan Cohen	16,796
Alexander C. Matina	19,471
Joanne M. Minieri	17,965
Keith Pattiz	47,894

(1)
Receipt of an aggregate of 95,536 shares was deferred under the Deferral Plan.

Stock Ownership Guidelines for Directors
Stock ownership guidelines are a key vehicle for aligning the interests of our directors and the Company’s stockholders. The stock ownership guidelines for non-employee directors adopted by our Board consist of owning common stock with a value equal to three times the annual cash Board retainer. Shares that count toward meeting these ownership guidelines include shares directly owned by the director; shares beneficially owned by the director, such as shares held in “street name” through a broker or shares held in trust; and unvested restricted stock or restricted stock units (“RSUs”) that vest based on continued service. Directors have five years from the adoption of the policy in 2018 or, if later, the date of their appointment to the Board, to come into compliance with the guidelines.

Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth certain information with respect to our equity compensation plans, which consisted of our Stock Incentive Plan and individually negotiated awards pursuant to employment agreements as of December 31, 2021. Our Stock Incentive Plan and the employment agreements pursuant to which the awards were issued were adopted and entered into, respectively, prior to the listing of our common stock on the NYSE American, and were not approved by our stockholders. To date, all awards have been issued in the form of RSUs.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(Excluding Securities Reflected in Column (a)) (c)
Stock Incentive Plan	551,081	—	1,569,449
Individually negotiated awards(1)	310,074	—	—
Total	861,155	—	1,569,449

(1)
Consists of RSUs issued pursuant to the 2013 employment agreement, as amended in 2015, between the Company and Matthew Messinger.

Communications with the Board of Directors
Any interested parties desiring to communicate with the Board of Directors regarding the Company may directly contact such directors by delivering such correspondence to such directors, or the entire Board, in care of the Corporate Secretary at Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173.
The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal controls and auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of the Chairman, Audit Committee, Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173 or to our outside legal counsel at Kramer Levin Naftalis & Frankel LLP, Attn.: Managing Attorney re Trinity Place Holdings Inc., 1177 Avenue of the Americas, New York, New York 10036.
Outside Advisors
Our Board of Directors and Board Committees, other than the Transaction Committee, may retain outside advisors and consultants of their choosing at our expense.
Code of Ethics
We maintain a code of ethics applicable to our principal executive officer and senior financial and professional personnel, including our principal financial officer, principal accounting officer or controller and persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website at www.trinityplaceholdings.com under the Investor Relations tab. In the event we have any amendments to or waivers from any provision of our Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting such information on our website.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers and all persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. The directors, executive officers and greater than 10% common stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and representations from certain reporting persons, we believe that during the year ended December 31, 2021 all filing requirements were satisfied, except for one Form 4 that was filed late with respect to one transaction reporting the grant of restricted stock units to each of Matthew Messinger, Steven Kahn and Richard Pyontek.
Report of the Audit Committee
The following report of the Audit Committee does not constitute soliciting material and should not and will not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.
The Audit Committee is responsible for fulfilling the Board’s responsibilities as they relate to overseeing our accounting and financial reporting processes and the audits of our financial statements, monitoring the integrity of our financial statements, monitoring compliance with legal and regulatory requirements, and monitoring the independence, qualifications and performance of the independent auditors. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management.
The Audit Committee meets in executive session regularly with BDO USA, LLP, our independent registered public accounting firm. The Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB and the SEC.
The Audit Committee has received the written disclosures and the letter from BDO USA, LLP, as required by applicable requirements of the PCAOB, regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP its independence.
Based on the Audit Committee’s review of and discussions regarding our audited consolidated financial statements and our internal control over financial reporting with management, our internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
Respectfully submitted,
Joanne M. Minieri, Chair
Jeffrey B. Citrin
Alan Cohen

EXECUTIVE OFFICERS
Biographical information regarding each of our executive officers follows. The age of each executive officer is as of the date of the Annual Meeting.
Name	Age	Business Experience and Other Information
Matthew Messinger President and Chief Executive Officer	50	See Election of Directors above.
Steven Kahn Chief Financial Officer	56
Mr. Kahn has been our Chief Financial Officer since 2015.
Qualifications and Skills:    Prior to joining the Company, Mr. Kahn served as the Chief Financial Officer and Treasurer of United Realty Trust Incorporated, a public non-traded real estate investment trust, or REIT, from 2014 to 2015; and as SVP Director of Financial Reporting and Tax at SL Green Realty Corp (NYSE:SLG), a listed REIT, from 1999 to 2013. Mr. Kahn served as a senior manager at PricewaterhouseCoopers, LLP, specializing in real estate, from January 1998 through November 1999 and in a similar capacity at Deloitte & Touche LLP from 1989 through January 1998. Mr. Kahn is a certified public accountant.

Richard G. Pyontek Chief Accounting Officer, Treasurer and Secretary	54
Mr. Pyontek has been our Chief Accounting Officer since 2015. Mr. Pyontek served as Chief Financial Officer of the Company from 2012 until 2015. Mr. Pyontek served as Director of Accounting and Reporting for the Company from 2011 until his election as Chief Financial Officer.
Qualifications and Skills: Before joining Syms Corp., our predecessor, in 2011, Mr. Pyontek served as Director of Accounting and Reporting at Ashley Stewart, Inc., a women’s clothing retailer, during the time of its bankruptcy filing and turnaround from 2009 to 2011; as Controller at The Vitamin Shoppe, a retailer of health and nutrition supplements, from 2005 to 2008; and as Director of Finance at Party City Corporation, a retailer of party supplies and gifts, from 2003 to 2005. Earlier in his career, Mr. Pyontek held senior accounting and reporting roles at Linens ‘n Things and at KPMG LLP. Mr. Pyontek is a certified public accountant.

EXECUTIVE COMPENSATION
Background
Trinity had an active year in 2021, focusing on the completion of development of our principle asset and enhancing our financial flexibility. The following transactions and operational accomplishments attest to the progress made in the past year particularly given the challenging COVID-19 environment and related New York State and New York City mandates:
•
As of December 31, 2021, at 77 Greenwich all residential unit finishes were complete through the 34th floor (excluding the hoist units) and the 35th floor (excluding the hoist unit) was prepped for wood flooring. We have received our TCO for floors 11-30 and 32-34 (excluding the hoist units), the lobby, mechanical rooms and portions of the cellar and anticipate receiving TCOs for the balance of the development through completion of the project. The project was approximately 92% complete at December 31, 2021.

•
In June 2021, we refinanced the senior loan on 237 11th with a $60.0 million loan from a new lender. Remediation work was completed as of December 31, 2021 and the property was 97.1% leased. We also signed a lease for the remaining retail space such that the retail space was 100% leased as of December 31, 2021.

•
In October 2021, we closed on a new $166.7 million inventory loan for 77 Greenwich and repaid the more expensive construction loan. The new loan has no sales pace or financial covenants for the first 18 months.

•
Simultaneous with the closing of the inventory loan in October 2021, we closed on an increase of $22.0 million to our 77 Greenwich mezzanine loan with an affiliate of the lender under our Corporate Credit Facility and amended that facility.

•
In October 2021, we completed a private placement and raised approximately $4.8 million.

•
In December 2021, we completed a rights offering and raised approximately $1.7 million.

•
As of December 31, 2021, we had closed on the sale of 14 residential condominium units at 77 Greenwich, at an aggregate gross sales price of $24.8 million, and as of March 31, 2022 we had closed on three additional residential condominium units at an aggregate gross sales price of $6.3 million. Other units are under contract that are expected to close in the coming months, as they are completed and TCOs are received, allowing for their occupancy. Units that closed during 2021 were generally lower priced, smaller units on the building’s lower floors, many of which entered into contract during the height of the pandemic. These units were completed first and were covered by the initial TCOs. Getting these units under contract allowed us to obtain approval from the New York State Attorney General and therefore start the closing process on residential units. All proceeds from the sales of residential condominiums are applied first to repayment of our 77 Greenwich mortgage loan until it has been repaid in full.

Summary Compensation Table
The following table sets forth information concerning all compensation awarded to, earned by or paid to our named executive officers, for all services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2021 and 2020:

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Award(1)	All Other Compensation	Total
Matthew Messinger President and Chief Executive	2021	$750,000	$300,000	$250,000	$13,190(2)	$1,313,190
	2020	$750,000	$300,000	$602,000	$12,954(3)	$1,664,954
Steven Kahn Chief Financial Officer	2021	$340,000	$65,000	$43,750	$13,928(4)	$462,678
	2020	$340,000	$75,000	$75,250	$13,194(5)	$503,444
Richard G. Pyontek Chief Accounting Officer, Treasurer and Secretary	2021	$172,500	$15,000	$6,250	$9,350(6)	$203,100
	2020	$172,500	$10,000	$15,050	$9,298(7)	$206,848

(1)
The amount reflected in the table represents the aggregate grant date fair value of stock awards granted and calculated in accordance with FASB ASC Topic 718. The annual stock awards approved by the Compensation Committee are generally granted in January of each fiscal year. The grant date of the stock awards included in this column were January 4, 2021 and January 2, 2020. On January 4, 2021, the Compensation Committee approved the grant of an award of 200,000 RSUs to Mr. Messinger, 35,000 RSUs to Mr. Kahn and 5,000 RSUs to Mr. Pyontek. On January 2, 2020, the Compensation Committee approved the grant of an award of 200,000 RSUs to Mr. Messinger, 25,000 RSUs to Mr. Kahn and 5,000 RSUs to Mr. Pyontek. For additional information on the valuation assumptions refer to Note 12, “Stock-Based Compensation” of the Company’s financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and 2020, as applicable.

(2)
The amount shown includes $1,590 for life insurance premiums and $11,600 for 401(k) plan matching contributions.

(3)
The amount shown includes $1,554 for life insurance premiums and $11,400 for 401(k) plan matching contributions.

(4)
The amount shown includes $2,328 for life insurance premiums and $11,600 for 401(k) plan matching contributions.

(5)
The amount shown includes $1,794 for life insurance premiums and $11,400 for 401(k) plan matching contributions.

(6)
The amount shown includes $2,450 for life insurance premiums and $6,900 for 401(k) plan matching contributions.

(7)
The amount shown includes $2,398 for life insurance premiums and $6,900 for 401(k) plan matching contributions.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information relating to outstanding equity awards for each named executive officer outstanding as of December 31, 2021:
Named Executive Officer	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(4)
Matthew Messinger	393,000(1)	$723,733
Steven Kahn	47,500(2)	$87,400
Richard Pyontek	7,500(3)	$13,800

(1)
Includes 10,000 shares underlying RSU grants dated as of December 31, 2019 in accordance with the terms of Mr. Messinger’s employment agreement, and 50,000, 133,333 and 200,000 shares underlying RSU grants dated as of January 3, 2019, January 2, 2020 and January 4, 2021, respectively.

The vesting dates of the outstanding RSU awards granted to Mr. Messinger are as follows, subject to the terms of his employment agreement and the applicable RSU agreement:
Vesting Date	Number of RSUs
January 1, 2022	183,334
December 31, 2022	10,000
January 1, 2023	133,333
January 1, 2024	66,666

(2)
Granted pursuant to RSU agreements dated as of January 2, 2020 and January 4, 2021. The vesting dates of the outstanding RSU awards granted to Mr. Kahn are as follows, subject to the terms of the applicable RSU agreement: 30,000 and 17,500 underlying RSU awards vesting on January 1, 2022 and January 1, 2023, respectively.

(3)
Granted pursuant to RSU agreements dated as of January 2, 2020 and January 4, 2021. The vesting dates of the outstanding RSU awards granted to Mr. Pyontek are as follows, subject to the terms of the applicable RSU agreement: 5,000 and 2,500 underlying RSU awards vesting on January 1, 2022 and January 1, 2023, respectively.

(4)
Calculated based on $1.84 per share, which was the closing market price per share of our common stock as reported on the NYSE American on December 31, 2021.

Executive Compensation in Context
Matthew Messinger, President and Chief Executive Officer
On October 1, 2013, the Company entered into an employment agreement with Matthew Messinger, as amended on September 11, 2015, to serve as President and Chief Executive Officer of the Company. With a view towards aligning the CEO’s interests with those of the Company’s creditors, Mr. Messinger’s compensation in his employment agreement was structured to ensure cash conservation for the Company by providing the majority of his compensation in the form of equity awards.
Mr. Messinger’s employment agreement provides that in the event his employment is terminated by the Company other than for cause, death or disability or if Mr. Messinger terminates his employment for good reason (as such terms are defined in the employment agreement), subject to his execution of a release of claims, he would be entitled to the following: (i) a lump sum payment equal to (1) the number of full twelve month periods Mr. Messinger was employed multiplied by (2) the sum of (x) six months base salary and (y) 50% of the average bonus paid to Mr. Messinger for the three calendar years prior to the date of termination, subject to a minimum and a maximum amount of $350,000 and $2,800,000, respectively, (ii) acceleration of vesting of any unvested RSU award and any other equity awards that have been granted as of the date of termination, and (iii) payment of an amount equal to the monthly premium for COBRA continuation coverage under our health, dental and vision plans for eighteen (18) months. In the event that Mr. Messinger’s employment terminates due to his death or disability, the portion of any outstanding RSU awards that would have vested during the 24-month period immediately following the termination of employment, will become vested as of the date of termination of employment.
Steven Kahn, Chief Financial Officer
On September 16, 2015, the Company entered into an employment agreement with Steven Kahn to serve as Chief Financial Officer of the Company, effective as of September 21, 2015. Mr. Kahn’s employment agreement provides that in the event Mr. Kahn’s employment is terminated by the Company without cause (as defined in his employment agreement), the portion of any RSUs that would have vested on the vesting date immediately following such termination shall vest. In the event Mr. Kahn’s employment is terminated by the Company without cause within six months following a change of control of the Company (as defined in his RSU agreements), all of the unvested RSUs will immediately vest. If Mr. Kahn’s employment is terminated by the Company without cause (as reasonably determined by the Company), the Company will pay Mr. Kahn a minimum severance amount equal to the product of his weekly salary multiplied by 12.

Richard Pyontek, Chief Accounting Officer, Treasurer and Secretary
On June 24, 2011, our predecessor Syms Corp. entered into an offer letter with Richard Pyontek, who has served with the Company and its predecessor since the period prior to the bankruptcy proceedings. In the event Mr. Pyontek’s employment is terminated by the Company without cause (as defined in his RSU agreements), all of his unvested RSUs will vest immediately. In accordance with his offer letter, Mr. Pyontek is entitled to severance equal to three months base salary should his employment be terminated without cause due to the sale of the Company.
Stock Ownership Guidelines
The Board has adopted stock ownership guidelines for the CEO, which consists of owning common stock with a value equal to five times his annual base salary. Shares that count toward meeting these ownership guidelines include shares directly owned; shares beneficially owned, such as shares held in “street name” through a broker or shares held in trust; and unvested restricted stock or RSUs that vest based on continued service. The CEO has five years from the adoption of the policy in 2018 to come into compliance with the guidelines, and was in compliance as of December 31, 2021. The Board has adopted a policy expressing the expectation that each executive other than the CEO shall, over a reasonable period of time, accumulate a meaningful holding of Company shares relative to his or her base salary.
Anti-Hedging Policy; Anti-Pledging Policy
The Company’s insider trading policy prohibits transactions designed to limit or eliminate economic risks to our named executive officers from owning the Company’s common stock, such as transactions involving options, puts, calls, or other derivative securities tied to the Company’s common stock. Our insider trading policy also prohibits the pledging of Company stock, including use as collateral for a margin loan, by directors, officers, employees, and consultants of the Company and its subsidiaries.
Clawback Policy
The Board has adopted a clawback policy which generally requires reimbursement of amounts paid under performance provisions, in the case of cash incentives and performance-based RSUs, if amounts were paid or shares vested based on financial results that subsequently become subject to certain “mandatory” restatements due to misconduct that would have led to lower payments or forfeiture of all or a portion of shares subject to an award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth certain information regarding the beneficial ownership of our voting securities as of April 29, 2022 of (i) each person known to us to beneficially own more than 5% of our voting securities, (ii) each director and director nominee of the Company, (iii) each named executive officer and (iv) all directors and executive officers of the Company as a group. Except as otherwise described in the notes below, to our knowledge, the beneficial owners have sole voting power and sole investment power with respect to all shares set forth opposite their respective names.
Ownership of Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class(2)
Executive Officers and Directors
Matthew Messinger	1,715,502(3)	4.7%
Steven Kahn	109,303	*
Richard G. Pyontek	29,802	*
Jeffrey B. Citrin	227,086(4)	*
Alan Cohen	57,375	*
Alexander C. Matina	89,468(5)	*
Joanne M. Minieri	178,403	*
Keith Pattiz	174,403(6)	*
All Executive Officers and Directors as a Group (8 Persons)	2,581,342(7)	6.9%
Greater than 5% Stockholders
MFP Partners, L.P	8,813,801(8)	23.9%
Third Avenue Management LLC	6,398,662(9)	17.4%
DS Fund I LLC	2,581,504(10)	7.0%

*
Represents less than 1% of the shares outstanding.

(1)
The business address of the individuals named in this table is c/o Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173.

(2)
As of April 29, 2022, a total of 36,850,373 shares of common stock were outstanding.

(3)
Does not include 228,060 shares of common stock issuable upon the settlement of vested RSUs on the earlier of specified dates ranging from December 31, 2022 through January 31, 2024 or Mr. Messinger’s termination of employment.

(4)
Includes 155,821 shares of common stock issuable within 60 days of April 29, 2022 in accordance with the terms of the Company’s Deferral Plan.

(5)
Includes 22,270 shares of common stock issuable within 60 days of April 29, 2022 in accordance with the terms of the Company’s Deferral Plan.

(6)
Includes 157,769 shares of common stock issuable within 60 days of April 29, 2022 in accordance with the terms of the Company’s Deferral Plan.

(7)
Includes 335,860 shares of common stock issuable within 60 days of April 29, 2022.

(8)
MFP Investors LLC is an investment adviser and serves as the general partner of MFP Partners, L.P. The Estate of Michael F. Price may be deemed to be the controlling person of MFP Investors LLC. Alexander C. Matina, a director of the Company, is Vice President, Investments and a Portfolio Manager of MFP Investors LLC. The address of MFP Partners, L.P. is 909 Third Avenue, 33rd Floor, New York, NY 10022.

(9)
Includes 5,096,285 shares of common stock held by Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund and 1,302,377 shares of common stock held by GemCap Investment Funds plc, on behalf of Third Avenue Real Estate Value Fund (UCITS). Third Avenue Management LLC is a registered investment advisor that acts as an adviser to clients including GemCap Investment Funds plc, on behalf of Third Avenue Real Estate Value Fund (UCITS), and Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund. GemCap Investment Funds plc, on behalf of Third Avenue Real Estate Value Fund (UCITS), is an investment company incorporated under the Irish Companies Act 2014 and authorized by the Central Bank of Ireland pursuant to the European Communities (Undertakings for Collective Investment in Transferable Securities) Regulations, 2011. Third Avenue Management LLC has sole voting and dispositive power over all of the shares. The chair of our audit committee, Joanne M. Minieri, was appointed to our Board of Directors by Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund, but is not a representative of Third Avenue Management LLC, GemCap Investment Funds plc, on behalf of Third Avenue Real Estate Value Fund (UCITS), or Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund. The address of Third Avenue Management LLC is 622 Third Avenue, New York, NY 10017.

(10)
All information regarding DS Fund I LLC (“DS Fund”) is based on information disclosed in a Schedule 13D/A filed with the SEC on February 21, 2017. DS Fund is ultimately owned by Bharat Desai and Neerja Sethi through an intervening limited liability company, DS Investco LLC. The address of DS Fund is 1001 Brickell Bay Dr., Suite 3102A, Miami, FL 33131.

Ownership of Special Stock
The following table sets forth as of April 29, 2022, the name and address of the holder of the one share of our special stock:
Tittle of Class	Beneficial Owner	Name of Shares of Special Stock Beneficially Owned	Percent of Class
Special Stock	Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund 622 Third Avenue New York, NY 10017	1	100%

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed the firm of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022, subject to ratification by our stockholders at the Annual Meeting. Should BDO USA, LLP be unable to perform these services for any reason, the Audit Committee will appoint another independent registered public accounting firm to perform these services. Representatives of the firm of BDO USA, LLP, our independent registered public accounting firm for the year ended December 31, 2021, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders, if any.
Fees Paid to Independent Registered Public Accounting Firm for 2021 and 2020
The following is a summary of the fees billed to us by BDO USA, LLP for professional services rendered for the years ended December 31, 2021 and 2020, respectively:
Fees Category	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fee	$337,700	$291,000
Audit Related Fees	43,000	26,000
Tax	25,700	25,100
Total Fees	$406,400	$342,100
Audit Fees
BDO USA, LLP billed aggregate fees and related expenses of $337,700 for professional services rendered for the audit of our financial statements for the year ended December 31, 2021, the quarterly reviews of the financial statements included in our Forms 10-Q, the Registration Statement on Form S-3 and consultation related to Code Section 382 during this period. BDO USA, LLP billed aggregate fees and related expenses of $291,000 for professional services rendered for the audit of our financial statements for the year ended December 31, 2020 and the quarterly reviews of the financial statements included in our Forms 10-Q during this period.
Audit-Related Fees
“Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” mentioned above. BDO USA, LLP billed aggregate fees of $43,000 for audit-related fees for the year ended December 31, 2021 related to the audit of our 470 4th Avenue property’s real estate tax abatement application and the review of the prospectus supplement to registration statement and comfort letter. BDO USA, LLP billed aggregate fees of $26,000 for audit-related fees for the year ended December 31, 2020 related to the audit of one of our joint ventures.
Tax Fees
BDO USA, LLP billed aggregate fees of $25,700 and $25,100 during the year ended December 31, 2021 and 2020, respectively, for tax compliance, tax advice and tax planning for the Company and our joint venture.
All Other Fees
The “audit fees,” “audit-related fees,” and “tax fees” mentioned above were the only fees billed by BDO USA, LLP during the years ended December 31, 2021 and 2020.
Pre-Approval Policy
Pursuant to the rules and regulations of the SEC, before our independent registered public accounting firm is engaged to render audit or non-audit services, the engagement must be approved by our Audit Committee or entered into pursuant to a pre-approval policy. The Audit Committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories — audit, audit-related, tax services or, to the extent permitted by law, other services — that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chair of the Audit Committee the authority to amend or modify the list of pre-approved non-audit services and fees. The Chair will report action she has taken to the Audit Committee at the Audit Committee’s next scheduled meeting. The Audit Committee may also delegate pre-approval authority to one or more of its members, who shall report any pre-approval decisions to the Audit Committee at the Audit Committee’s next scheduled meeting. All audit and non-audit services performed by BDO USA, LLP were pre-approved by our Audit Committee during the year ended December 31, 2021.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2022

OTHER MATTERS
Our Board knows of no other matters that may be properly presented for consideration by the stockholders at the Annual Meeting. If any other matters do properly come before the meeting, however, the persons appointed in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.
ANNUAL REPORT TO STOCKHOLDERS
The Annual Report (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the notice of internet availability of proxy materials, this proxy statement and our Annual Report are available at our website at www.trinityplaceholdings.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of our Annual Report filed with the SEC will be provided to stockholders without charge upon written request directed to our Corporate Secretary at 340 Madison Avenue, Suite 3C, New York, New York 10173. Upon your request, we will provide you with a copy of the exhibits to the Annual Report. You may be responsible for our reasonable expenses in furnishing such exhibits. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing. You can also access our Annual Reports on Form 10-K and other periodic filings we make with the SEC from the EDGAR database at www.sec.gov.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173 or by calling (212) 235-2190. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.
STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials at our 2022 annual meeting of stockholders, it must be received at our principal executive offices, 340 Madison Avenue, Suite 3C, New York, New York 10173, Attention: Corporate Secretary, not later than December 30, 2022. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. If a stockholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, we must receive notice of such proposal at the address given above by March 15, 2023, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and therefore our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials. The deadlines described above are calculated by reference to the date that proxy materials are first made available to stockholders of record for this year’s annual meeting. If the Board changes the date of next year’s annual meeting by more than 30 days, the Board will, in a timely manner, inform stockholders of such change and the effect of such change on the deadlines given above by including a notice in our annual report on Form 10-K, our quarterly reports on Form 10-Q, a current report on Form 8-K or by any other means reasonably calculated to inform the stockholders.
To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2023.

SCAN TO VIEW MATERIALS & VOTE TRINITY PLACE HOLDINGS INC. 340 MADISON AVENUE, SUITE 3C NEW YORK, NY 10173 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D80758-P74223 KEEP THIS PORTION FOR YOUR RECORDS TRINITY PLACE HOLDINGS INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends a vote FOR all Director nominees listed: 1. Election of Directors Nominees: For Withhold 1a. Alexander C. Matina ! ! 1b. Jeffrey B. Citrin ! ! The Board of Directors recommends a vote FOR the following proposal: 2. Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D80759-P74223 TRINITY PLACE HOLDINGS INC. Annual Meeting of Stockholders June 28, 2022 10:00 a.m., Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Matthew Messinger and Steven Kahn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRINITY PLACE HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 28, 2022 at 10:00 a.m., Eastern Time, at 77 Greenwich Street, New York, NY 10006, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of all Director nominees and FOR proposal 2. Continued and to be signed on reverse side